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                                  EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

                  In connection with the accompanying Quarterly Report of Advantage Marketing Systems, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2003 (the "Report"), I, Reggie Cook, Chief Financial Officer of the Company, hereby certify that to my knowledge:

                  (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 1, 2003                /s/ REGGIE B. COOK
       --------------                -------------------
                                     Reggie B. Cook
                                     Chief Financial Officer



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